Exhibit 99.1
2012 Annual Shareholders' Meeting May 9, 2012 Prepared for Uncertainty
Jack E. Benjamin Chairman Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Introductions Call Meeting to Order Director Nominations & Election Advisory Vote to Approve Executive Compensation Advisory Vote on Frequency of Say-on-Pay Proposals Management Presentation Voting Results Closing Remarks Agenda 2012 Annual Shareholders' Meeting
Peter G. Humphrey President and Chief Executive Officer Management Presentation 2012 Annual Shareholders' Meeting
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no obligation to update any information presented herein. 2012 Annual Shareholders' Meeting
INVESTOR HIGHLIGHTS NASDAQ FISI Market capitalization $ 233.7 mil. Shares outstanding 13.8 mil. Recent price* $ 16.92 52-week range $ 12.18 - $ 17.99 Annualized Dividend Rate $ 0.52 Dividend yield 3.07% * Pricing as of April 30, 2012 Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Peter G. Humphrey President and Chief Executive Officer Management Presentation 2012 Annual Shareholders' Meeting
Enhanced Capital Structure Organizational Development Strengthened Human Resource Capabilities Branch Acquisition YEAR IN REVIEW STRATEGIC ACHIEVEMENTS Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Enhanced Capital Structure - Completed successful follow-on common stock offering with net proceeds of $43.1 million - Repaid in-full $37.5 million of TARP preferred stock and repurchased TARP warrant - Redeemed in-full $16.7 million of the 10.20% junior subordinated debentures YEAR IN REVIEW STRATEGIC ACHIEVEMENTS Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Organizational Development - Reorganized Executive Management Structure: combined Retail Banking with Retail Lending - Restructured Five Star Investment Services - Created Market Management Program Streamlined Operations Structure Enhanced Banking Center Operations Prepared for Uncertainty YEAR IN REVIEW STRATEGIC ACHIEVEMENTS 2012 Annual Shareholders' Meeting
Strengthened Human Resource Capabilities - Created Management Assessment and Development Program - Enhanced Management Succession Planning - Internal "Branding" Program - Improved Recruiting Program - Improved Training Capabilities and Created Five Star University Prepared for Uncertainty YEAR IN REVIEW STRATEGIC ACHIEVEMENTS 2012 Annual Shareholders' Meeting
Branch Acquisition - Acquire 8 branches with $375 million in deposits - In-market opportunity - Strengthen market share - Capitalize on operational efficiencies - Anticipate closing FNFG late in the second quarter and HSBC in the third quarter Prepared for Uncertainty YEAR IN REVIEW STRATEGIC ACHIEVEMENTS 2012 Annual Shareholders' Meeting
Solid and Sustainable Earnings Deep, Broad and Experienced Management Team Attractive Footprint in Upstate New York Growth Opportunities Stable Regional Economy Attractive Valuation Prepared for Uncertainty INVESTMENT HIGHLIGHTS 2012 Annual Shareholders' Meeting
2009 2010 2011 Q1 2012 EPS - Diluted $0 .99 $1.61 $1.49 $.42 Net Income $14,441 $21,287 $22,799 $6,196 Common Dividends $0.40 $0.40 $0.47 $0.13 Prepared for Uncertainty INVESTMENT HIGHLIGHTS Solid and Sustainable Earnings 2012 Annual Shareholders' Meeting
Name Title Age Years at FISI Peter G. Humphrey President & CEO 57 35 Karl F. Krebs EVP, CFO 56 3 Martin K. Birmingham EVP, Commercial Banking 45 7 George D. Hagi EVP, Chief Risk Officer 59 6 Richard J. Harrison EVP, Chief of Retail Banking 66 9 Kevin B. Klotzbach SVP, Treasurer 59 11 R. Mitchell McLaughlin EVP, Chief Information Officer 54 31 Rita M. Bartol SVP, Director of HR 51 2 John L. Rizzo SVP, Corporate Secretary / In-House Counsel 62 2 INVESTMENT HIGHLIGHTS Experienced Management Team 2012 Annual Shareholders' Meeting
14 Contiguous Counties 50 Branches Over 70 ATMs 2012 Annual Shareholders' Meeting
$ 11.1 Billion $ 23.7 Billion $ 1.1 Billion 2012 Annual Shareholders' Meeting
Unemployment Rate Consumer Confidence INVESTMENT HIGHLIGHTS Stable Regional Economy 2012 Annual Shareholders' Meeting
Prepared for Uncertainty INVESTMENT HIGHLIGHTS Attractive Valuation Keefe Bruyette & Woods, Inc. - Target stock price $19 Janney Capital Markets - Target stock price $20 with a strong buy rating Sandler O'Neill - Target stock price $19 with a buy rating 2012 Annual Shareholders' Meeting
Karl F. Krebs Executive Vice President and Chief Financial Officer Financial Overview 2012 Annual Shareholders' Meeting
FINANCIAL HIGHLIGHTS Key Statistics Dollars in thousands except Earnings per Share data Prepared for Uncertainty 2012 Annual Shareholders' Meeting
NET INTEREST INCOME AND NONINTEREST INCOME CAGR ('08-'11) 6.8% * All years exclude OTTI & Securities Gains Prepared for Uncertainty 2012 Annual Shareholders' Meeting
FINANCIAL OVERVIEW Strong Net Interest Margin Prepared for Uncertainty 2012 Annual Shareholders' Meeting
FINANCIAL OVERVIEW Expense Management-Efficiency Ratio Expense as a Percent of Revenue * Peer group average as defined in the FISI Proxy statement. Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Other Securities 0.2% US Gov't Agencies & GSE 14.7% FINANCIAL OVERVIEW Low Risk Investment Portfolio Prepared for Uncertainty 2012 Annual Shareholders' Meeting
CAGR ('4Q, 08- 4Q, 11) 9.8% $ 1,121 $1,264 $1,346 $1,485 $1,521 2012 Annual Shareholders' Meeting
FINANCIAL OVERVIEW Disciplined Lending $ millions ------------ As of December 31 ------------- Loans Non-Performing Loan Ratio 1.67% 2011 Peer Group* * Peer group average as defined in the FISI Proxy statement. Prepared for Uncertainty 2012 Annual Shareholders' Meeting
FINANCIAL OVERVIEW CREDIT QUALITY * Peer group average as defined in the FISI Proxy statement. Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Cost of Deposits 0.60% 2012 Annual Shareholders' Meeting FINANCIAL OVERVIEW
FINANCIAL OVERVIEW CAPITAL MANAGEMENT * Peer group average as defined in the FISI Proxy statement. Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Peter G. Humphrey President and Chief Executive Officer Industry Outlook 2012 and Beyond 2012 Annual Shareholders' Meeting
Fragile Economy Regulatory Environment Reg. E, Dodd Frank, Durbin, CFPB 2012 Election Impact Competition Credit Union Non Bank - Wal-Mart, Apple, Pay Pal, Google INDUSTRY OUTLOOK Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Strategic Planning Process Community Banking Philosophy Create Shareholder Value 2012 AND BEYOND Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Jack E. Benjamin Chairman Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Voting Results Prepared for Uncertainty 2012 Annual Shareholders' Meeting
Closing Remarks Prepared for Uncertainty 2012 Annual Shareholders' Meeting
2012 Annual Shareholders' Meeting May 9, 2012 Prepared for Uncertainty